COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.7%
BANKS	1.4%
Bank of America Corp., 6.00%, Series GG(a),(b)		44,949	$1,074,281
KeyCorp., 6.20% to 12/15/27(a),(b),(c)		40,875	991,219
PacWest Bancorp, 7.75% to 9/1/27, Series A(b),(c)		99,600	2,500,956
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b),(c)		74,985	1,837,882
Western Alliance Bancorp, 4.25% to 9/30/26, Series A(a),(b),(c)		80,400	1,762,368

			8,166,706

ELECTRIC	2.0%
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)(a),(b),(c)		114,201	2,338,836
WESCO International, Inc., 10.625% to 6/22/25, Series A(b),(c)		351,462	9,471,901

			11,810,737

ENERGY—FOREIGN	0.2%
TC Energy Corp., 3.903% to 4/30/24, Series 7 (Canada)(a),(b),(c)		80,873	966,015

FINANCIAL	1.8%
DIVERSIFIED FINANCIAL SERVICES	0.9%
Oaktree Capital Group LLC, 6.625%, Series A(a),(b)		58,741	1,383,938
Oaktree Capital Group LLC, 6.55%, Series B(a),(b)		99,985	2,398,640
Synchrony Financial, 5.625%, Series A(a),(b)		92,816	1,698,533

			5,481,111

INVESTMENT BANKER/BROKER	0.9%
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(c)		96,379	2,382,489
Morgan Stanley, 6.50%, Series P(a),(b)		109,126	2,743,427

			5,125,916

TOTAL FINANCIAL			10,607,027

INDUSTRIALS—CHEMICALS	1.2%
CHS, Inc., 7.10% to 3/31/24, Series 2(b),(c)		46,441	1,154,523
CHS, Inc., 6.75% to 9/30/24, Series 3(b),(c)		129,600	3,207,600
CHS, Inc., 7.50%, Series 4(b)		105,577	2,812,572

			7,174,695

INSURANCE	2.8%
LIFE/HEALTH INSURANCE	2.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b),(c)		68,967	1,681,415
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b),(c)		95,543	2,409,595
Prudential Financial, Inc., 5.95%, due 9/1/62(a)		95,325	2,302,099

		Shares		Value
Reinsurance Group of America, Inc.,7.125% to 10/15/27, due 10/15/52(a)		213,600		$5,385,924

				11,779,033

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(a),(c)		82,600		1,787,464

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)(b),(c)		114,800		2,709,280

TOTAL INSURANCE				16,275,777

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
United States Cellular Corp., 5.50%, due 3/1/70(a)		69,719		1,289,802
United States Cellular Corp., 5.50%, due 6/1/70(a)		70,910		1,311,835

				2,601,637

PIPELINES	1.7%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a),(b),(c)		90,884		2,078,517
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b),(c)		340,585		8,238,751

				10,317,268

PIPELINES—FOREIGN	1.1%
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)(a),(b),(c)		86,582		1,009,136
Enbridge, Inc., 3.043% to 6/1/25, Series 13 (Canada)(a),(b),(c)		45,374		506,510
Enbridge, Inc., 5.858% to 9/1/22, Series L (Canada)(a),(b),(c)		258,006		5,105,939

				6,621,585

UTILITIES—GAS—DISTRIBUTION	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b),(c)		18,058		445,671

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$81,152,824)				74,987,118

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	133.4%
BANKS	40.2%
AgriBank FCB, 6.875% to 1/1/24(a),(b),(c)		36,200	†	3,710,500
Ally Financial, Inc., 4.70% to 5/15/26, Series B(b),(c)		$966,000		756,025
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b),(c)		6,340,000		4,533,100
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b),(c)		5,195,000		4,461,206
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(c)		9,710,000		9,314,852
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(b),(c)		3,775,000		3,576,812
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c)		12,684,000		12,287,625

	Principal Amount		Value
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b),(c)	$3,802,000		$3,753,715
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(c)	6,692,000		6,582,947
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(b),(c)	444,000		344,100
Capital One Financial Corp., 3.95% to 9/1/26, Series M(b),(c)	1,000,000		787,500
Citigroup, Inc., 3.875% to 2/18/26(b),(c)	9,393,000		7,769,232
Citigroup, Inc., 4.00% to 12/10/25, Series W(b),(c)	3,388,000		2,862,860
Citigroup, Inc., 5.00% to 9/12/24, Series U(b),(c)	2,044,000		1,824,020
Citigroup, Inc., 5.90% to 2/15/23, Series B(b),(c)	8,158,000		8,096,815
Citigroup, Inc., 5.95% to 1/30/23(b),(c)	1,557,000		1,542,395
Citigroup, Inc., 5.95% to 5/15/25, Series P(b),(c)	8,144,000		7,380,884
Citigroup, Inc., 6.25% to 8/15/26, Series T(b),(c)	4,017,000		3,852,303
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(c)	1,977,000		1,932,517
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(b),(c)	515,000		478,950
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(c)	5,755,000		5,561,510
CoBank ACB, 6.45% to 10/1/27, Series K(a),(b),(c)	2,300,000		2,270,455
Comerica, Inc., 5.625% to 7/1/25(b),(c)	3,045,000		2,993,875
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)(d)	1,330,280		1,430,051
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(b),(c),(d)	4,275,000		4,082,625
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(b),(c),(d)	77,500	†	7,943,750
Fifth Third Bancorp, 4.50% to 9/30/25, Series L(b),(c)	528,000		487,036
First Citizens BancShares, Inc./NC, 7.265% (3 Month US LIBOR + 3.972%), Series B (FRN)(b),(e)	2,674,000		2,637,046
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%),144a (FRN)(b),(d),(e),(f)	14,750	†	11,805,531
Goldman Sachs Capital I, 6.345%, due 2/15/34, (TruPS)	1,363,000		1,330,940
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(b),(c)	1,659,000		1,277,430
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(b),(c)	1,080,000		859,950
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(b),(c)	3,553,000		3,424,204
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(b),(c)	596,000		531,926
JPMorgan Chase & Co., 5.597% (3 Month US LIBOR + 3.32%), Series V (FRN)(a),(b),(e)	3,769,000		3,769,000
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b),(c)	13,147,000		12,629,337
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b),(c)	3,550,000		3,448,115
JPMorgan Chase & Co., 6.276% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(b),(e)	1,878,000		1,877,986
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(c)	8,378,000		8,307,215

		Principal Amount		Value
Mellon Capital IV, 4.092% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(b),(e)		$2,967,000		$2,218,089
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a),(b),(c)		2,310,000		2,148,300
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a),(b),(c)		4,756,000		4,506,310
PNC Financial Services Group, Inc./The, 6.46% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(b),(e)		14,655,000		14,612,860
Regions Financial Corp., 5.75% to 6/15/25, Series D(b),(c)		1,404,000		1,386,450
SVB Financial Group, 4.00% to 5/15/26, Series C(b),(c)		5,757,000		4,378,001
SVB Financial Group, 4.25% to 11/15/26, Series D(b),(c)		6,720,000		4,959,343
SVB Financial Group, 4.70% to 11/15/31, Series E(b),(c)		5,003,000		3,669,571
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(b),(c)		1,996,000		1,782,120
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b),(c)		2,168,000		2,088,413
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b),(c)		2,543,000		2,267,440
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b),(c)		2,965,000		2,409,062
US Bancorp, 3.532% (3 Month US LIBOR + 1.20%, Floor 3.50%), Series A (FRN)(a),(b),(e)		2,718	†	2,075,193
US Bancorp, 3.70% to 1/15/27, Series N(b),(c)		1,143,000		865,651
US Bancorp., 5.30% to 4/15/27, Series J(a),(b),(c)		1,051,000		887,939
USB Capital IX, 3.532% , (3 Month US LIBOR + 1.020%, Floor 3.50%)(3 Month US LIBOR + 1.020%, Floor 3.50%) Series A (FRN)(b),(e)		1,500,000		1,143,902
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b),(c)		15,509,000		13,124,491
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b),(c)		8,045,000		7,679,338
Wells Fargo & Co., 5.95%, due 12/1/36		2,893,000		2,695,156
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		445,000		492,458

				237,906,427

BANKS—FOREIGN	42.5%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(b),(c),(g),(h)		2,200,000		1,711,413
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a),(b),(c),(g),(h)		1,600,000		1,420,124
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(c),(d),(h)		2,600,000		2,485,301
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(b),(c),(h)		3,200,000		2,784,992
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(b),(c),(g),(h)		800,000		636,249
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(b),(c),(g),(h)		1,200,000		947,445
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(b),(c),(g),(h)		1,000,000		761,975
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(b),(c),(g),(h)		1,800,000		1,379,854
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)(b),(c),(d),(h)		1,400,000		1,101,328

	Principal Amount	Value
Banco Santander SA, 4.75% to 11/12/26 (Spain)(b),(c),(h)	$600,000	$416,316
Banco Santander SA, 7.50% to 2/8/24 (Spain)(b),(c),(g),(h)	4,800,000	4,478,424
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(c),(d)	5,900,000	5,929,499
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(b),(c),(g),(h)	1,800,000	1,556,104
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(b),(c),(g),(h)	3,800,000	3,502,433
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b),(c)	5,985,000	5,357,888
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(c),(h)	5,000,000	4,219,250
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(b),(c),(g),(h)	1,200,000	1,107,059
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(b),(c),(h)	2,000,000	1,940,410
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(c),(g),(h)	1,600,000	1,721,620
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(c),(h)	8,400,000	7,813,260
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(b),(c),(h)	9,600,000	8,425,920
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a),(b),(c),(g),(h)	7,600,000	7,722,068
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(b),(c),(d),(h)	4,728,000	4,344,796
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(b),(c),(d),(h)	3,200,000	2,770,970
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(b),(c),(d),(h)	7,000,000	6,626,047
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(b),(c),(d),(h)	12,200,000	11,288,660
Commerzbank AG, 7.00% to 4/9/25 (Germany)(b),(c),(g),(h)	2,400,000	2,076,144
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(b),(c),(g),(h)	2,015,000	2,022,051
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(c),(d),(h)	5,900,000	5,444,343
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(c),(d),(h)	7,800,000	7,501,892
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(c),(d),(h)	3,350,000	3,237,021
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(b),(c),(d),(h)	800,000	563,773
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(b),(c),(d),(h)	7,100,000	5,183,000
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(b),(c),(d),(h)	4,000,000	3,060,267
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(c),(d),(h)	4,063,000	3,744,766
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(c),(d),(h)	10,200,000	8,772,000
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)(a),(b),(c),(d),(h)	9,800,000	9,637,116
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(b),(c),(g),(h)	1,247,000	1,122,306

	Principal Amount	Value
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(b),(c),(h)	$3,800,000	$2,869,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(b),(c),(h)	3,600,000	3,052,080
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(b),(c),(d)	2,295,000	2,909,869
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(h)	2,000,000	1,804,650
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(c),(h)	2,000,000	1,678,833
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(c),(g)	2,000,000	1,606,988
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(b),(c),(h)	5,400,000	4,646,870
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(b),(c),(h)	4,600,000	4,115,137
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(b),(c),(g),(h)	2,400,000	2,259,770
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(b),(c),(d),(h)	4,600,000	3,836,373
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b),(c),(h)	7,850,000	7,298,498
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b),(c),(h)	3,400,000	3,111,000
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(b),(c),(h)	3,600,000	3,695,091
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(c),(h)	5,000,000	4,375,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(c),(h)	6,000,000	5,608,530
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(c),(d),(h)	2,600,000	2,414,100
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(a),(c)	2,000,000	1,344,207
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a),(b),(c),(g),(h)	2,000,000	1,855,000
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(b),(c),(d),(h)	1,400,000	962,920
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(b),(c),(d),(h)	7,000,000	5,547,408
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(b),(c),(d),(h)	8,489,000	8,160,051
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(b),(c),(d),(h)	4,400,000	4,197,842
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(b),(c),(d),(h)	9,000,000	8,779,410
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(b),(c),(g),(h)	2,400,000	1,806,161
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(b),(c),(g),(h)	4,200,000	3,923,081
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(b),(c),(g),(h)	3,400,000	3,244,756
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(b),(c),(d),(h)	7,200,000	6,830,640

		Principal Amount	Value
UniCredit SpA, 8.00% to 6/3/24 (Italy)(b),(c),(g),(h)		$3,600,000	$3,178,674
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(b),(c),(g),(h)		1,600,000	1,541,864

			251,467,887

ELECTRIC	4.0%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(b),(c)		656,000	617,376
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(c)		3,000,000	2,212,500
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c)		1,850,000	1,567,875
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(b),(c)		3,631,000	3,098,545
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(b),(c)		461,000	408,332
Duke Energy Corp., 4.875% to 9/16/24(b),(c)		4,000,000	3,594,970
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(c)		1,098,000	863,121
Southern California Edison Co., 6.981% (3 Month US LIBOR + 4.199%), Series E (FRN)(b),(e)		4,408,000	4,198,620
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(a),(c)		3,719,000	3,024,998
Southern Co./The, 6.923% (3 Month US LIBOR + 3.63%), due 3/15/57, Series B (FRN)(a),(e)		4,234,000	4,149,320

			23,735,657

ELECTRIC—FOREIGN	2.2%
Electricite de France SA, 2.625% to 12/1/27 (France)(b),(c),(g)		2,600,000	1,799,196
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)		10,176,000	9,688,610
SSE PLC, 4.00% to 1/21/28 (United Kingdom)(a),(b),(c),(g)		1,700,000	1,461,700

			12,949,506

FINANCIAL	6.7%
CREDIT CARD	0.4%
American Express Co., 3.55% to 9/15/26(b),(c)		564,000	436,071
Discover Financial Services, 6.125% to 6/23/25, Series D(b),(c)		1,810,000	1,770,106

			2,206,177

DIVERSIFIED FINANCIAL SERVICES	2.4%
Aircastle Ltd., 5.25% to 6/15/26, 144A(b),(c),(d)		6,480,000	4,893,010
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(c),(d)		2,036,000	1,732,236
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144A(c),(d)		3,290,000	2,567,617
ILFC E-Capital Trust II, 5.365% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)(d),(e)		7,250,000	4,966,250

			14,159,113

		Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.4%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(b),(c),(g),(h)		$2,400,000	$2,185,248

INVESTMENT BANKER/BROKER	3.5%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(b),(c)		3,025,000	2,225,895
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b),(c)		10,606,000	8,712,360
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(b),(c)		1,330,000	1,198,663
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b),(c)		6,301,000	6,159,227
Charles Schwab Corp./The, 7.602% (3 Month US LIBOR + 4.82%), (FRN)(a),(b),(e)		1,200,000	1,203,996
Morgan Stanley, 5.875% to 9/15/26, Series M(a),(b),(c)		1,655,000	1,598,628

			21,098,769

TOTAL FINANCIAL			39,649,307

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.3%
General Electric Co., 6.623% (3 Month US LIBOR + 3.33%), Series D (FRN)(b),(e)		8,391,000	7,878,591

INSURANCE	18.0%
FINANCE	0.4%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144A(c),(d)		2,954,000	2,287,956

LIFE/HEALTH INSURANCE	6.8%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(a),(c),(d)		4,920,000	4,513,431
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b),(c)		2,505,000	2,354,700
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(d)		3,000,000	3,210,000
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(d)		7,650,000	8,851,132
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(a),(c)		1,856,000	1,787,319
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(c)		4,655,000	4,596,952
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a),(c)		5,750,000	5,377,782
SBL Holdings, Inc., 6.50% to 11/13/26, 144A(b),(c),(d)		3,090,000	2,332,950
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(b),(c),(d)		3,805,000	3,058,269
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(c)		1,917,000	1,862,107
Voya Financial, Inc., 6.125% to 9/15/23, Series A(b),(c)		2,100,000	2,040,467

			39,985,109

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	4.0%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(c),(d)		$6,500,000	$6,311,132
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(b),(c),(g)		2,400,000	2,310,156
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(b),(c),(g)		3,253,000	3,250,235
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(b),(c),(d)		2,200,000	2,167,000
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)(b),(c),(d)		2,200,000	2,145,000
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(c),(g)		2,200,000	1,975,182
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(c),(g),(h)		2,750,000	2,241,360
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a),(b),(c),(g),(h)		3,200,000	2,276,045
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(c),(g),(h)		1,200,000	1,084,911

			23,761,021

MULTI-LINE	1.4%
Hartford Financial Services Group, Inc./The, 5.03% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)(a),(d),(e)		9,885,000	8,162,953

MULTI-LINE—FOREIGN	0.5%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a),(c)		1,491,000	1,290,218
AXA SA, 8.60%, due 12/15/30 (France)(a)		1,290,000	1,521,329

			2,811,547

PROPERTY CASUALTY	1.4%
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(c)		3,635,000	2,957,120
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(c)		2,989,000	2,677,935
Markel Corp., 6.00% to 6/1/25(b),(c)		2,835,000	2,755,145

			8,390,200

		Principal Amount	Value
PROPERTY CASUALTY—FOREIGN	2.4%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(b),(c),(g),(h)		$3,400,000	$2,935,059
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c),(g)		2,779,000	2,141,397
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(a),(c),(g)		4,800,000	4,418,326
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(c),(d)		5,200,000	4,833,192

			14,327,974

REINSURANCE	0.9%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(c)		1,015,000	826,809
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(c),(d)		6,268,000	4,727,375

			5,554,184

REINSURANCE—FOREIGN	0.2%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(a),(c),(d)		1,000,000	879,375

TOTAL INSURANCE			106,160,319

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(c)		3,500,000	2,431,485

OIL & GAS—FOREIGN	2.5%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(b),(c)		5,000,000	4,637,500
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b),(c)		11,720,000	10,115,825

			14,753,325

PIPELINES	1.5%
Energy Transfer LP, 6.50% to 11/15/26, Series H(b),(c)		5,320,000	4,647,573
Energy Transfer LP, 7.125% to 5/15/30, Series G(b),(c)		5,058,000	4,168,015

			8,815,588

		Principal Amount	Value
PIPELINES—FOREIGN	7.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(a),(c)		$9,400,000	$8,293,150
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(c)		4,534,000	4,062,571
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(c)		7,464,000	6,717,614
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a),(c)		2,422,000	2,338,802
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a),(c)		5,148,000	4,979,002
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(c)		7,891,000	6,855,306
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a),(c)		3,229,000	2,804,368
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(c)		11,673,000	10,893,545

			46,944,358

REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(c),(d)		6,000,000	5,160,272
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(c),(d)		6,000,000	4,891,920

			10,052,192

UTILITIES	4.5%
ELECTRIC	3.1%
Edison International, 5.00% to 12/15/26, Series B(b),(c)		3,367,000	2,668,348
Edison International, 5.375% to 3/15/26, Series A(b),(c)		3,153,000	2,601,225
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(c)		2,100,000	1,833,977
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(c)		4,240,000	3,342,082
Sempra Energy, 4.875% to 10/15/25(b),(c)		8,700,000	8,112,750

			18,558,382

ELECTRIC—FOREIGN	1.4%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		5,322,000	4,358,239
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(c),(d)		3,700,000	3,699,260

			8,057,499

TOTAL UTILITIES			26,615,881

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$892,598,504)			789,360,523

		Shares	Value
SHORT-TERM INVESTMENTS	3.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.47%(i)		19,877,814	$19,877,814

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$19,877,814)			19,877,814

PURCHASED OPTION CONTRACTS (Premiums paid—$455,711)	0.1		322,359

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$994,084,853)	149.5%		884,547,814
WRITTEN OPTION CONTRACTS (Premiums received—$83,408)	(0.0)		(37,026)
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.5)		(292,722,981)

NET ASSETS (Equivalent to $20.35 per share based on 29,079,221 shares of common stock outstanding)	100.0%		$591,787,807

Over-the-Counter Option Contracts
Purchased Options

Binary Options
Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount(j)	Premiums Paid	Value
Put — Euro Currency	Goldman Sachs International	0.985	11/17/22	$350,000	$91,000	$165,606
Put — Euro Stoxx Banks Index	Goldman Sachs International	EUR 65.00	11/18/22	347,022	92,301	38,441
				$697,022	$183,301	$204,047

Interest Rate Swaptions
Description	Counterparty	Excercise Rate	Expiration Date	Notional Amount(k)	Premiums Paid	Value
Option to Receive USD-SOFR-OIS Annually, Pay 3.00% Annually, maturing 1/19/33	Goldman Sachs International	3.00%	1/17/23	$16,435,000	$272,410	$118,312

Written Options

Interest Rate Swaptions
Description	Counterparty	Excercise Rate	Expiration Date	Notional Amount(k)	Premiums Received	Value
Option to Pay USD-SOFR-OIS Annually, Receive 2.50% Annually, maturing 1/19/33	Goldman Sachs International	2.50%	1/17/23	$(16,435,000)	$(83,408)	$(37,026)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(k)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payment)	Unrealized Appreciation
$85,000,000	0.548%	Monthly	2.818%	Monthly	9/15/25	$8,526,324	$—	$8,526,324
94,000,000	1.181	Monthly	2.818	Monthly	9/15/26	9,759,280	—	9,759,280
90,000,000	0.930	Monthly	2.818	Monthly	9/15/27	12,158,754	—	12,158,754

						$30,444,358	$—	$30,444,358

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity this derivative type during the nine months ended September 30, 2022.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	5,661,334	USD	4,315,403	10/4/22	$217,002
Brown Brothers Harriman	EUR	23,168,863	USD	23,337,996	10/4/22	631,349
Brown Brothers Harriman	GBP	3,600,000	USD	4,154,004	10/4/22	134,424
Brown Brothers Harriman	GBP	19,884,205	USD	23,120,161	10/4/22	918,453
Brown Brothers Harriman	USD	4,106,999	CAD	5,661,334	10/4/22	(8,598)
Brown Brothers Harriman	USD	937,396	EUR	931,884	10/4/22	(24,103)
Brown Brothers Harriman	USD	584,787	EUR	600,000	10/4/22	3,243
Brown Brothers Harriman	USD	21,182,602	EUR	21,636,979	10/4/22	22,721
Brown Brothers Harriman	USD	534,103	GBP	500,000	10/4/22	24,173
Brown Brothers Harriman	USD	1,251,067	GBP	1,165,407	10/4/22	50,168
Brown Brothers Harriman	USD	24,279,086	GBP	21,818,798	10/4/22	82,692
Brown Brothers Harriman	CAD	5,371,487	USD	3,896,165	11/2/22	7,920
Brown Brothers Harriman	EUR	20,609,205	USD	20,214,889	11/2/22	(23,463)
Brown Brothers Harriman	GBP	19,886,020	USD	22,140,299	11/2/22	(77,383)

						$1,958,598

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $426,683,616 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $231,981,679 which represents 39.2% of the net assets of the Fund, of which 0.0% are illiquid.

(e)	Variable rate. Rate shown is in effect at September 30, 2022.
(f)	Security value is determined based on significant unobservable inputs (Level 3).
(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $79,660,378. which represents 13.4% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $245,042,059 or 41.4% of the net assets of the Fund (27.0% of the managed assets of the Fund).

(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents the nominal pay out amount.
(k)	Represents the notional amount of the underlying swap contract.
(l)	Based on 1-Month LIBOR. Represent rates in effect at September 30, 2022.

Country Summary	% of Managed Assets
United States	51.1
United Kingdom	11.3
Canada	8.3
France	7.2
Switzerland	5.3
Australia	2.4
Netherlands	1.7
Italy	1.6
Japan	1.3
Spain	1.2
Germany	0.9
Ireland	0.7
Hong Kong	0.6
South Korea	0.5
Other (includes short-term investments)	5.9

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities—$25 Par Value:
Insurance—Life/Health Insurance	$6,393,109	$5,385,924	$—		$11,779,033
Other Industries	63,208,085	—	—		63,208,085
Preferred Securities—Capital Securities:
Banks	—	226,100,896	11,805,531	(a)	237,906,427
Other Industries	—	551,454,096	—		551,454,096
Short-Term Investments	—	19,877,814	—		19,877,814
Purchased Option Contracts	—	322,359	—		322,359

Total Investments in Securities(b)	$69,601,194	$803,141,089	$11,805,531		$884,547,814

Interest Rate Swap Contracts	$—	$30,444,358	$—		$30,444,358
Forward Foreign Currency Exchange Contracts	—	2,092,145	—		2,092,145

Total Derivative Assets(b)	$—	$32,536,503	$—		$32,536,503

Written Option Contracts	$—	$(37,026)	$—		$(37,026)
Forward Foreign Currency Exchange Contracts	—	(133,547)	—		(133,547)

Total Derivative Liabilities(b)	$—	$(170,573)	$—		$(170,573)

(a)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Banks
Balance as of December 31, 2021	$—
Transfer into Level 3(a)	11,805,531

Balance as of September 30, 2022	$11,805,531

(a)	Transfers from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine prices.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2022:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$33,225,525	$36,682,278	$56,476,023

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outsatnding at month end. For the period, this represents nine months for purchased option contracts and eight months for written option contracts.

(b)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.